AMERICAN SKANDIA ADVISOR FUNDS, INC.
                               One Corporate Drive
                                  P.O. Box 883
                           Shelton, Connecticut 06484

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                                     OF THE
                     ASAF OPPENHEIMER LARGE-CAP GROWTH FUND
           (FORMERLY THE ASAF ROBERTSON STEPHENS VALUE + GROWTH FUND)

                                   To be held
                                February 25, 1999

To the Shareholders of the ASAF Oppenheimer Large-Cap Growth Fund of American Skandia Advisor Funds, Inc.:

         Notice is hereby given that a Special Meeting of Shareholders of the ASAF Oppenheimer Large-Cap Growth Fund (the "Fund") of American Skandia Advisor Funds, Inc. (the "Company") will be held at One Corporate Drive, Shelton, Connecticut 06484 on February 25, 1999 at 10:30 a.m. Eastern Time, or at such adjourned time as may be necessary for the holders of a majority of the outstanding shares of the Fund to vote (the "Meeting"), for the following purposes:

I. To consider the approval of a new Sub-Advisory Agreement between American Skandia Investment Services, Incorporated and OppenheimerFunds, Inc. regarding investment advice to the ASAF Oppenheimer Large-Cap Growth Fund.

II. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The matter referred to above in I is discussed in detail in the Proxy Statement attached to this Notice. The Board of Directors has fixed the close of business on December 31, 1998 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each share of the Fund is entitled to one vote with respect to a proposal on which the Fund's shareholders are entitled to vote.

         You are cordially invited to attend the Meeting. If you do not expect to attend, you are requested to complete, date and sign the enclosed form (or forms) of proxy and return it promptly in the envelope provided for that purpose. The proxy is being solicited on behalf of the Board of Directors.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY (OR PROXIES), DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE PROXY AND YOU CAN THEN VOTE IN PERSON.

                                            By order of the Board of Directors



                                            Eric C. Freed
                                            Secretary
                                            American Skandia Advisor Funds, Inc.

January     , 1998

         PROXY STATEMENT

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
                               One Corporate Drive
                                  P.O. Box 883
                           Shelton, Connecticut 06484

                         SPECIAL MEETING OF SHAREHOLDERS
                  OF THE ASAF OPPENHEIMER LARGE-CAP GROWTH FUND
           (FORMERLY THE ASAF ROBERTSON STEPHENS VALUE + GROWTH FUND)
                                       OF
                      AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                   To be held
                                February 25, 1999

         This proxy statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Directors of American Skandia Advisor Funds, Inc. (the "Company") for use at a Special Meeting of Shareholders of the ASAF Oppenheimer Large-Cap Growth Fund (formerly the ASAF Robertson Stephens Value + Growth Fund) (the "Fund") of the Company to be held at One Corporate Drive, Shelton, Connecticut 06484 on February 25, 1999 at 10:30 a.m. Eastern Time (the "Meeting"), or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting ("Notice"). The first mailing of proxies and proxy statements to shareholders is anticipated to be on or about January [insert], 1999.

         All shares of the Fund held by a shareholder of the Fund will be voted by the Company in accordance with voting instructions received from such shareholder. Proxies submitted without voting instructions will be voted FOR the proposal set forth in the Notice. The Company has fixed February 24, 1999 as the last day on which proxies will be accepted.

         Voting instructions will be solicited principally by mailing this Proxy Statement and its enclosures, but proxies also may be solicited by telephone, telegraph, or in person by officers or agents of the Company. The Company has engaged D.F. King & Co., Inc. ("D.F. King") to assist in the solicitation of proxies, for a fee that is not expected to exceed $[insert] plus reasonable out-of-pocket expenses for mailing and telephone costs. Neither the Company nor the Fund will pay any of the costs of the Meeting, including the costs related to the solicitation of proxies.

     You may call D. F. King toll free at and authorize D.F. King to sign a proxy on your behalf. In addition, as the meeting date approaches, you may receive a phone call from a representative of D.F. King if the Company has not yet received your vote. D.F. King may ask you for authority, by telephone, to permit D.F. King to sign a proxy on your behalf. D.F. King will record all instructions it receives from shareholders by telephone, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth below that are intended to determine accurately the shareholder's identity and voting instructions.

         When soliciting a proxy by telephone, the D.F. King representative is required to ask you for your full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the number of shares of the Fund owned and to confirm that you have received the proxy statement in the mail. The D.F. King representative will then explain the voting process. D.F. King is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement. D.F. King will record your instructions and transmit them to the official tabulator and, within 72 hours, send you a letter or mailgram to confirm your vote. That letter will also ask you to call D.F. King immediately if the confirmation does not reflect your instructions correctly.

         The Annual Report of the Company, including audited financial statements for the fiscal year ended October 31, 1998 (the "Report"), has been previously sent to shareholders. The Company will furnish an additional copy of the Report to a shareholder upon request, without charge, by writing to the Company at the above address or by calling 1-800-752-6342.

         Shareholders of record at the close of business on December 31, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share, regardless of class. As of the Record Date, the following number of shares of capital stock of the Fund were outstanding: [insert]. As of the Record Date, there is no beneficial owner of more than 5% of any of the shares of the Fund to the knowledge of the Company.

         American Skandia Investment Services, Inc. ("ASISI") is the investment manager for all the Company's funds, including the Fund. ASISI is a wholly-owned subsidiary of American Skandia Investment Holding Corporation ("ASIHC"). ASIHC is also the owner of American Skandia Marketing, Incorporated ("ASM"), which is the distributor of the Fund. The principal offices of ASISI, ASIHC and ASM are located in the same building at One Corporate Drive, Shelton, Connecticut 06484. ASIHC is indirectly owned by Skandia Insurance Company Ltd., a Swedish company located at Sveavagen 44, S-103, Stockholm, Sweden.

         Prior to December 31, 1998, Robertson, Stephens & Company Investment Management, L.P. ("Robertson Stephens"), 555 California Street, San Francisco, California 94104, served as sub-advisor to the Fund, and, subject to the supervision and control of ASISI and the Board of Directors, determined the securities to be purchased for and sold from the Fund. Robertson Stephens is a California limited partnership whose sole limited partner is Robertson, Stephens & Company, L.L.C. Robertson, Stephens & Company, L.L.C. in turn is an indirect wholly-owned subsidiary of BankAmerica Corporation, one of the three largest bank holding companies in the United States.

         Under a Sub-advisory Agreement with ASISI, OppenheimerFunds, Inc. ("OppenheimerFunds"), Two World Trade Center, New York, New York 10048-0203 has served as sub-advisor to the Fund since December 31, 1998, and, subject to the supervision and control of ASISI and the Board of Directors, determines the securities to be purchased and sold from the Fund. OppenheimerFunds is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of OppenheimerFunds and controlled by Massachusetts Mutual Life Insurance Company, which is located at 129 State Street, Springfield, Massachusetts 01111. The purpose of this Meeting is to approve a sub-advisory agreement between ASISI and OppenheimerFunds so that OppenheimerFunds can continue to serve as sub-advisor to the Fund.

         The Administrator of the Fund, and every other fund of the Company, is PFPC Inc., a Delaware corporation located at 103 Bellevue Parkway, Wilmington, Delaware 19809.

         Shareholders of the Fund are being asked to consider and vote on a new sub-advisory agreement for the Fund. As explained in more detail below, the existing sub-advisory agreement for the Fund with Robertson Stephens has been terminated, and shareholders are being asked to approve a new sub-advisory agreement between the Fund and OppenheimerFunds. The termination of Robertson Stephens and the decision to retain OppenheimerFunds, along with the terms of the new sub-advisory agreement are discussed below.

                                   PROPOSAL I

                APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN
               AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED
                           AND OPPENHEIMERFUNDS, INC.

Background

         Since the Fund commenced operations on January 2, 1998, ASISI has served as Investment Manager to the Fund pursuant to an Investment Management Agreement with the Company (the "Present Investment Management Agreement"). The Present Investment Management Agreement, effective January 2, 1998 and as reapproved on April 8, 1998, provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Fund's operations, the Manager may engage, subject to approval of the Board of Directors and, where required, the shareholders of the Fund, a sub-advisor to provide advisory services in relation to the Fund. The Manager may delegate to the sub-advisor the duty, among other things, to formulate and implement the Fund's investment program, including the duty to determine what issuers and securities will be purchased for or sold from the Fund.

         In accordance with this provision for delegation of authority, the Manager entered into a sub-advisory agreement, effective January 2, 1998, with Robertson Stephens (the "Robinson Stephens Sub-Advisory Agreement"), pursuant to which the above duties were delegated by the Manager to Robertson Stephens. The Robertson Stephens Sub-Advisory Agreement was approved by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Company as defined under the Investment Company Act (the "Independent Directors"), on December 2, 1997. The Robertson Stephens Sub-Advisory Agreement was not, and was not required to be, approved by the shareholders of the Fund after it commenced operations.

         The Robertson Stephens Sub-Advisory Agreement was reapproved by the Board of Directors, including a majority of the Independent Directors on April 8, 1998.

          At a telephonic meeting held on October 12, 1998, the Board of Directors received a proposal from ASISI to terminate the Robertson Stephens Sub-Advisory Agreement and to replace Robertson Stephens with OppenheimerFunds as sub-advisor to the Fund. At this meeting, the Board of Directors approved the termination of the Robertson Stephens Sub-Advisory Agreement, and gave preliminary approval to retaining OppenheimerFunds as sub-advisor. At an in-person meeting held on December 16, 1998, the Board of Directors gave formal approval to a new sub-advisory agreement with Oppenheimer Funds (the "New Oppenheimer Sub-Advisory Agreement"), and authorized the submission of the New Oppenheimer Sub-Advisory Agreement for shareholder approval and the preparation of this proxy statement. The terms and conditions of the New Oppenheimer Sub-Advisory Agreement is similar in all material respects to those of the Robertson Stephens Sub-Advisory Agreement.

         In addition, the Board of Directors has determined that, if the New Oppenheimer Sub-Advisory Agreement is approved, it would be in the best interests of the Fund to enter into a new Investment Management Agreement with ASISI (the "New Investment Management Agreement"). Other than the changes to the name of the Fund and a decreased fee rate, no further changes to the Present Investment Management Agreement are proposed, and therefore shareholder approval of the New Investment Management Agreement is not required. Under the New Investment Management Agreement, the fee rate will be .90% of the average daily net assets not in excess of $1 billion; plus .85% of the average daily net assets over $1 billion, compared to the current investment management fee rate of 1.1% of the average daily net assets.

         In  support  of  its  recommendation  to  engage   OppenheimerFunds  as
sub-advisor to the Fund pursuant to the terms of the New Oppenheimer Sub-Advisory Agreement, the Manager informed the Board of Directors of its belief that appointment of OppenheimerFunds as sub-advisor to the Fund pursuant to these terms and the implementation of revised investment policies and restrictions would assist the Fund in efforts to achieve its investment objective and increase its net assets.

         The Robertson Stephens Sub-Advisory Agreement was terminated as of the close of business on December 30, 1998. The New Oppenheimer Sub-Advisory Agreement will not become effective until March 1, 1998 (or, if shareholder approval of the Proposal occurs after February 25, 1999, two business days after such approval) (such date being hereinafter referred to as the "Effective Date"). Consequently, Oppenheimer has served as sub-advisor to the Fund under an interim sub-advisory agreement (the "Interim Oppenheimer Sub-Advisory Agreement") since December 31, 1998. The Interim Oppenheimer Sub-Advisory Agreement will terminate as of the Effective Date. If the New Oppenheimer Sub-Advisory Agreement is disapproved by shareholders, or is not approved prior to April __, 1999, the Interim Oppenheimer Sub-Advisory Agreement will terminate automatically. In that event, ASISI will attempt to obtain shareholder approval of a sub-advisory agreement with another sub-advisor, who will provide sub-advisory services to the Fund on an "at-cost" basis until such shareholder approval is obtained.

The Robertson Stephens Sub-Advisory Agreement

         The following description of the Robertson Stephens Sub-Advisory Agreement is qualified in its entirety by reference to the form of such agreement attached to this Proxy Statement as Exhibit A-1.

         Under the terms of the Robertson Stephens Sub-Advisory Agreement, Robertson Stephens agreed to furnish the Manager with investment advisory services in connection with a continuous investment program for the Fund which was managed in accordance with the investment objective, investment policies and restrictions of the Fund as set forth in the Prospectus and Statement of Additional Information of the Company and in accordance with the Company's Articles of Incorporation and By-laws. Subject to the supervision and control of the Manager, which is in turn subject to the supervision and control of the Board of Directors, Robertson Stephens, in its discretion, determined and selected the securities to be purchased for and sold from the Fund from time to time and placed orders with and gave instructions to brokers, dealers and others to cause such transactions to be executed.

         Under the Robertson Stephens Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Robertson Stephens Sub-Advisory Agreement, Robertson Stephens was not liable to the Company or its shareholders or to the Manager for any act or omission resulting in any loss suffered in any portfolio of the Company in connection with any service provided under the Robertson Stephens Sub-Advisory Agreement.

         The  Manager  was  responsible  for  payment  of  Robertson   Stephens'
compensation under the Robertson Stephens Sub-Advisory Agreement. Robertson Stephens' compensation for the services provided under the Robertson Stephens Sub-Advisory Agreement was computed at an annual rate and was payable monthly in arrears, based on the average daily net assets of the Fund for each month. For all services rendered, the Manager calculated and paid Robertson Stephens at the annual rate of .60% of the average daily net assets of the Fund not in excess of $200 million; and .50% of the portion of the net assets over $200 million. In computing the fee to be paid to Robertson Stephens, the net asset value of the Fund was determined as set forth in the current registration statement of the Company. OppenheimerFunds receives this rate of compensation under the Interim Oppenheimer Sub-Advisory Agreement, and will do so until the New Oppenheimer Sub-Advisory Agreement is approved and takes effect or the Interim Oppenheimer Sub-Advisory Agreement is otherwise terminated.

         The Robertson Stephens Sub-Advisory Agreement provided that it shall remain in effect for one year from the date of the agreement, and was renewable annually thereafter by specific approval of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund (as defined under the Investment Company Act). In either event, such renewal was also required be approved by the vote of a majority of the Independent Directors. The Robertson Stephens Sub-Advisory Agreement could be terminated at any time without penalty upon 60 days' written notice to the other party to the agreement, and would automatically terminate in the event of its "assignment" by either party (as defined under the Investment Company Act) or (provided Robertson Stephens had received prior written notice thereof) upon termination of the Present Investment Management Agreement.

         The Robertson Stephens Sub-Advisory Agreement was terminated by ASISI as of the close of business on December 30, 1998. The termination, rather than continuance, of the Robertson Stephens Sub-Advisory Agreement reflected the determination of the Manager and the Board of Directors that it would be in the interests of the Fund's shareholders to enter into the New Oppenheimer Sub-Advisory Agreement described below. Robertson Stephens' compensation under the Robertson Stephens Sub-Advisory Agreement was prorated to the date of termination.

         As of [insert], Robertson Stephens and its affiliates managed assets totaling approximately $[insert] billion, including over $[insert] million in assets of the Fund.

The New Oppenheimer Sub-Advisory Agreement

         The following description of the New Oppenheimer Sub-Advisory Agreement is qualified in its entirety by reference to the form of such agreement attached to this Proxy Statement as Exhibit A-2.

         The terms and conditions of the New Oppenheimer Sub-Advisory Agreement are the same in all material respects to those of the Robertson Stephens Sub-Advisory Agreement, with the exception of the identity of the service provider, the decreased sub-advisory fee rate payable by the Manager, the effective date and the name of the Fund. In addition, certain clarifying changes that are not believed to be material have been made to the New Oppenheimer Sub-Advisory Agreement. As compensation for the services to be rendered under the New Oppenheimer Sub-Advisory Agreement, the Manager, and not the Company or the Fund, will pay OppenheimerFunds a fee at the annual rate of .35% of the Fund's average daily net assets not in excess of $500 million; plus .30% of the Fund's average daily net assets over $500 million but not in excess of $1 billion; plus .25% of the Fund's average daily net assets in excess of $1 billion. In computing the fee to be paid to OppenheimerFunds, the net asset value of the Fund shall be determined as set forth in the then current registration statement of the Company. If the New Oppenheimer Sub-Advisory Agreement is terminated, the payment will be prorated to the date of termination.

         For the fiscal period from commencement of operations on January 2, 1998 until October 31, 1998, the amount of the sub-advisory fee paid by the Manager to Robertson Stephens for services rendered under the Robertson Stephens Sub-Advisory Agreement was $[insert]. If the New Oppenheimer Sub-Advisory Agreement had been effect for this period, the amount of the sub-advisory fee paid by the Manager to OppenheimerFunds for services rendered under the New Oppenheimer Sub-Advisory Agreement would have been $[insert], a decrease of [insert]% from the actual amount paid to Robertson Stephens during such period.

         If the New Oppenheimer Sub-Advisory Agreement is approved by the shareholders of the Fund, it will become effective on the Effective Date. The New Oppenheimer Sub-Advisory Agreement will remain in effect for an initial one year term and is renewable thereafter by specific approval of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund (as defined under the Investment Company Act). In either event, such renewal shall also be required to be approved by the vote of a majority of the Independent Directors. Like the Robertson Stephens Sub-Advisory Agreement, the New Oppenheimer Sub-Advisory Agreement may be terminated at any time without penalty upon 60 days' written notice to the other party to the agreement, and will automatically terminate in the event of its "assignment" by either party (as defined under the Investment Company Act) or (provided OppenheimerFunds has received prior written notice thereof) upon termination of the New Investment Management Agreement.

         As discussed in more detail below, the Board of Directors and the Manager believe that approval of the New Oppenheimer Sub-Advisory Agreement is in the best interests of the Fund and its shareholders because of the high quality of the services expected to be provided under the New Oppenheimer Sub-Advisory Agreement. In addition, the New Oppenheimer Sub-Advisory Agreement could facilitate efforts to increase the Fund's assets, which may have beneficial effects on Fund and Company expenses.

The Proposed Sub-Advisor

         OppenheimerFunds, Two World Trade Center, New York, New York 10048-0203, has operated as an investment adviser to mutual funds since 1959. OppenheimerFunds (including subsidiaries) currently manages investment companies with assets of more than $85 billion as of September 30, 1998, and with more than 4 million shareholder accounts. OppenheimerFunds is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of OppenheimerFunds and controlled by Massachusetts Mutual Life Insurance Company, which is located at 1295 State Street, Springfield, Massachusetts 01111.

     The principal executive officer of OppenheimerFunds is Bridget A. Macaskill and its directors are Ms. Macaskill, Donald W. Spiro, Andrew J. Donohue and Robert C. Doll. The principal occupations of these persons are as follows:
Bridget A.  Macaskill,  President,  Chief  Executive  Officer  and  Director  of
OppenheimerFunds; Donald W. Spiro, Chairman Emeritus and Director of OppenheimerFunds; Andrew J. Donohue, Executive Vice President; General Counsel and Director of OppenheimerFunds and Robert C. Doll, Executive Vice President, Chief Investment Officer and Director of OppenheimerFunds. The address of the principal executive officer and each director listed above is Two World Trade Center, New York, New York, 10048.

         OppenheimerFunds acts as an investment adviser or sub-advisor to various other investment companies, some series of which have investment objectives and programs similar to the investment objective and proposed investment program for the Fund, as described in more detail below (collectively, the "Comparable Oppenheimer Funds"). As investment adviser to some of the Comparable Oppenheimer Funds, OppenheimerFunds performs certain administrative and other duties, which it will not be required to perform for the Fund under the New Oppenheimer Sub-Advisory Agreement. For each Comparable Oppenheimer Fund, the following chart lists the total assets at December 31, 1998, as well as the current advisory or sub-advisory fee rate payable to OppenheimerFunds.

---------------------------------- ---------------------- --------------------- -----------------------------------------------

   Comparable Oppenheimer Fund          Advisor or          Total Net Assets                  Advisory Fee Rate
                                        Sub-Advisor       at December 31, 1998
                                  (in millions)

---------------------------------- ---------------------- --------------------- -----------------------------------------------
Oppenheimer Capital Appreciation          Advisor               [insert]        An annual rate of .75% of the first $200
Fund                                                                            million of net assets; plus .72% of the next
                                                                                $200 million; plus .69% of the next $200 million;
                                                                                plus .66% of the next $200 million; plus .60% of
                                                                                the next $700 million; plus .58% of the net
                                                                                assets in excess of $1.5 billion.

Oppenheimer Disciplined Value             Advisor               [insert]        An annual rate of .625% of the first $300
Fund                                                                            million of net assets; plus .50% of the next
                                                                                $100 million; plus .45% of the net assets in
                                                                                excess of $400 million.

Oppenheimer Growth Fund                   Advisor               [insert]        An annual rate of .75% of the first $200
                                                                                million of net assets; plus .72% of the next
                                                                                $200 million; plus .69% of the next $200
                                                                                million; plus .66% of the next $200 million;
                                                                                plus .60% of the next $700 million; plus
                                                                                .58% of the next $1 billion; plus .56% of
                                                                                the net assets in excess of $2.5 billion.

Oppenheimer MidCap Fund                   Advisor               [insert]        An annual rate of .75% of the first $200
                                                                                million of net assets; plus .72% of the next
                                                                                $200 million; plus .69% of the next $200
                                                                                million; plus .66% of the next $200 million;
                                                                                plus .60% of the net assets in excess of
                                                                                $800 million.

Oppenheimer LargeCap Growth Fund          Advisor               [insert]        An  annual  rate  of .75%  of the  first  $200
                                                                                million of net  assets;  plus .72% of the next
                                                                                $200  million;  plus  .69%  of the  next  $200
                                                                                million;  plus .66% of the next $200  million;
                                                                                plus .60% of the net  assets in excess of $800
                                                                                million.

Oppenheimer Quest Capital Value           Advisor               [insert]        An  annual  rate of  1.00% of the  first  $400
Fund, Inc.                                                                      million of net  assets;  plus .90% of the next
                                                                                $400  million;  plus .85% of the net assets in
                                                                                excess of $800 million.

Oppenheimer Quest Opportunity             Advisor               [insert]        An  annual  rate of  1.00% of the  first  $400
Value Fund                                                                      million of net  assets;  plus .90% of the next
                                                                                $400 million; plus .85% of the next $3.2 billion;
                                                                                plus .80% of the next $4 billion; plus .75% of
                                                                                the net assets in excess of $8 billion.

Oppenheimer Quest Value Fund,             Advisor               [insert]        An  annual  rate of 1.00% of the  first  $400
Inc.                                                                             million of net assets;  plus .90% of the next
                                                                                 $400 million and .85% of the next $3.2 billion;
                                                                                 plus .80% of the next $4 billion; plus .75% of
                                                                                 the net assets in excess of $8 billion.

Oppenheimer  Variable  Accounts           Advisor               [insert]        An annual rate of .75% of the first $200
Funds/ Oppenheimer Aggressive                                                   million of net assets; plus .72% of the next
Growth Fund                                                                     $200 million; plus .69% of the next $200 million;
                                                                                plus .66% of the next $200 million; plus .60% of
                                                                                the net assets in excess of $800 million.

Oppenheimer Variable Accounts             Advisor               [insert]        An annual rate of .75% of the first $200
Funds/ Oppenheimer Growth Fund                                                  million of net assets; plus .72% of the next
                                                                                $200 million; plus .69% of the next $200 million;
                                                                                plus .66% of the next $200 million; plus .60% of
                                                                                the net assets in excess of $800 million.

Panorama Series Fund, Inc./               Advisor               [insert]        An annual rate of .625% of the first $300
Growth Fund                                                                     million of net assets; plus .50% of the next
                                                                                $100 million; plus .45% of the net assets in
                                                                                excess of $400 million.

Panorama Series Fund, Inc./               Advisor               [insert]        An annual rate of .85% of the first $250
LifeSpan Capital  Appreciation                                                  million of net assets; plus .75% of the net
Portfolio                                                                       assets in excess of $250 million.


AST Oppenheimer Large-Cap               Sub-Advisor             [insert]        An annual rate of .35% of the first $500
Growth Portfolio                                                                million of net assets; plus .30% of the next
                                                                                $500 million; plus .25% of the net assets in
                                                                                excess of $1 billion.
---------------------------------- ---------------------- --------------------- -----------------------------------------------

The Evaluation by the Board of Directors

         In evaluating the New Oppenheimer Sub-Advisory Agreement, the Board of Directors received information and reviewed materials furnished by the Manager, including information about Robertson Stephens' operations and management of the Fund and OppenheimerFunds' personnel, operations and anticipated management of the Fund. Consideration was given to the decreased fee rate payable by the Manager under the New Oppenheimer Sub-Advisory Agreement, and the decreased fee rate payable by the Fund under the New Investment Management Agreement, meaning that the Fund's shareholders will pay lower fees as a result of the change in sub-advisors.

         Consideration was given to the Manager's report of the Fund's under-performance since its inception in January 1998 relative to the Standard & Poor's 500 Composite Stock Price Index and other mutual funds with similar investment objectives, and to the Manager's belief that such under-performance was not accompanied by any reduction in risk relative to such index and the other mutual funds. The Board also considered the under-performance and risk characteristics of a similarly-managed investment company portfolio for which ASISI served as investment manager and Robertson Stephens served as sub-advisor since May 1996. Consideration was also given to the uncertainty as to further continuity of the management of Robertson Stephens, in light of BankAmerica's announced intention to sell Robertson Stephens after acquiring it in 1997. The Manager provided its assessment that replacement of the Sub-advisor for the Fund and approval of the New Oppenheimer Sub-advisory Agreement with OppenheimerFunds could improve the Fund's performance. The Manager's recommendation of OppenheimerFunds was based, among other factors, on (1) the performance of other funds with similar investment objectives and investment styles that are managed by OppenheimerFunds, (2) the OppenheimerFunds personnel who will be involved in the management of the Fund, and (3) the excellent overall reputation and standing of OppenheimerFunds in the U.S.
mutual fund industry.

         The Board of Directors also considered that the terms of the New Oppenheimer Sub-advisory Agreement will remain materially the same as those of the Robertson Stephens Sub-Advisory Agreement, except for the identity of the sub-advisor, the effective date, the name of the Fund, and the sub-advisory fee rate. In addition to considering the investment advisory capabilities of OppenheimerFunds in terms of potential benefits in the investment performance of the Fund, the Board of Directors also considered that the capabilities and reputation of OppenheimerFunds may facilitate efforts to increase the Fund's assets, with possible beneficial effects on Fund and Company expenses.

         Based upon its evaluation, the Board of Directors concluded that the Manager's engagement of OppenheimerFunds as Sub-advisor to the Fund likely would offer the Fund access to highly effective management and advisory services and capabilities. The Board of Directors concluded further that the terms of the New Oppenheimer Sub-Advisory Agreement, including the fees contemplated thereby, are fair and reasonable and in the best interests of the Fund and its shareholders.

         In order to provide for the services described in the New Oppenheimer Sub-Advisory Agreement, the shareholders are being asked to approve the New Oppenheimer Sub-Advisory Agreement.


               THE DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS,
             RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL I.
            ANY UNMARKED PROXIES THAT ARE RETURNED ON A TIMELY BASIS
                                WILL BE SO VOTED.

Change in Fund Name

         As of December 31, 1998, the name of the Fund was changed from the "ASAF Robertson Stephens Value + Growth Fund" to the "ASAF Oppenheimer Large-Cap Growth Fund." If the Proposal is approved, the New Investment Management Agreement and the New Oppenheimer Sub-Advisory Agreement will become effective.

Changes in Non-Fundamental Investment Policies

         As discussed above, the Fund's investment objective of seeking capital appreciation will not be changed as result of approval of the Proposal. However, in order to conform the investment policies of the Fund to the investment program that has been formulated by OppenheimerFunds, a number of changes to the investment policies of the Fund will be implemented if the New Oppenheimer Sub-Advisory Agreement is approved. The following description outlines the investment policies of the Fund as it was managed under the Robertson Stephens Sub-Advisory Agreement (and is being managed under the Interim Oppenheimer Sub-Advisory Agreement), and compares such policies to those under which the Fund would be managed under the New Oppenheimer Sub-Advisory Agreement. Shareholder approval of these changes is not required; the following description is being provided solely for the information of the Fund's shareholders.

         In general, Robertson Stephens attempted to fulfill the Fund's investment objective of capital appreciation by utilizing an approach in which the Fund normally would invest primarily in growth companies believed by it to have favorable relationships between price/earnings ratios and growth rates in sectors offering the potential for above-average returns. In so doing, Robertson Stephens' primary emphasis was typically on evaluating a company's management, growth prospects, business operations, revenues, earnings, cash flows, and balance sheet in relation to its share price. Robertson Stephens could select stocks that it believed were undervalued relative to the current stock price, which can result from a variety of factors, such as a lack of investor recognition of (1) the value of a business franchise and continuing growth potential, (2) a new, improved or upgraded product, service or business operation, (3) a positive change in either the economic or business condition for a company, (4) expanding or changing markets that provide a company with either new earnings direction or acceleration, or (5) a catalyst, such as an impending or potential asset sale or change in management that could draw increased investor attention to a company. Robertson Stephens could also use similar factors to identify stocks that it believes are overvalued, in order to engage in short sales of such securities.

         The Fund could invest a substantial portion of its assets in securities issued by small companies. Small companies offer greater opportunities for capital appreciation than larger companies, but the value of their securities may fluctuate more sharply than those of other securities. While the Fund intended to remain primarily invested in growth companies as described above, it could also invest in other types of securities and employ special investment techniques. The Fund could, from time to time, take positions in, among other things, debt securities (including zero-coupon bonds and payment-in-kind bonds), foreign securities, options and futures. In addition, when Robertson Stephens determined that market conditions made pursuing the Fund's basic investment strategy inconsistent with the best interest of its shareholders, the Fund could invest in U.S. government securities, other high-quality debt instruments, and other similar securities.

         If the New Oppenheimer Sub-Advisory Agreement is approved, investment decisions for the Fund will similarly be based upon an approach designed to achieve the Fund's investment objective of capital appreciation. OppenheimerFunds will seek this investment objective by emphasizing common stocks issued by large-capitalization "growth companies" that, in OppenheimerFunds' opinion, have above average earnings prospects but are selling at below-normal valuations. Growth companies may be developing new products or services, or expanding into new markets for their products. While these companies may have what OppenheimerFunds believes to be favorable prospects for the long-term, they normally retain a large portion of their earnings for research, development and capital assets. Therefore, they tend not to emphasize the payment of dividends. Investment opportunities may be sought among securities of smaller, less well-known companies, but the primary emphasis will be on large-cap issuers. The Fund normally will invest primarily in securities of issuers with market capitalizations in excess of $3 billion, and will maintain a median market capitalization of more than $5 billion. The emphasis on investment in large-capitalization growth companies is not a fundamental policy of the Fund, and may be changed without shareholder approval.

         Because the Fund intends to invest a substantial portion, if not all, of its assets in stocks, the value of the Fund will be affected by changes in the stock market. The Fund will attempt to limit market risks by diversifying most of its investments, that is, as to 75% of the Fund's net assets, by not investing more than 5% of the Fund's assets in any one company.

         In addition to equity securities, the Fund may also invest to some degree in other types of securities and employ special investment techniques. The Fund may take positions in, among other things, foreign securities and futures contracts and other derivative instruments, although its ability to make investments other than in stocks of large-cap companies generally would be more limited than that of the Fund under its current investment policies.

Other Matters and Shareholder Proposals

         The Board of Directors intends to bring before the Meeting the matter set forth in the Proposal of the foregoing Notice. The Directors do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A Shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Company, by execution of a subsequent proxy, or by voting in person at the Meeting.

         The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meetings will be counted for the purpose of calculating the votes cast on the issues before the Meeting. Approval of each Proposal requires the vote of a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act, which means the vote of 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or the vote of more than 50% of the outstanding shares of the Fund, whichever is less.

         Shares held by shareholders present in person or represented by proxy at a Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at a Meeting, has the same effect as a negative vote. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum and in calculating the votes cast at a Meeting if the beneficial owner has executed and timely delivered the necessary instructions for the broker to vote the shares, or if the broker has and exercises discretionary voting power. The Company will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

         Shareholders having more than one account in the Funds may receive separate mailings for each account containing this proxy statement and a proxy card. It is important to mark, sign, date and return all proxy cards received.

         In the event that sufficient votes to approve any Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such adjournment in their discretion.

         The Company is not required to hold and will not ordinarily hold annual shareholders' meetings. The Board of Directors may call special meetings of the shareholders for action by shareholder vote as required by the Investment Company Act or the Company's Articles of Incorporation.

         Pursuant to rules adopted by the Commission, a shareholder may include in proxy statements relating to annual and other meetings of the shareholders of the Company certain proposals for shareholder action which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the Company a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

                                  By order of the Board of Directors



                                  Eric C. Freed
                                  Secretary
                                  American Skandia Advisor Funds, Inc.

Exhibit A-1

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
                             SUB-ADVISORY AGREEMENT


THIS AGREEMENT is between American  Skandia  Investment  Services,  Incorporated
(the  "Investment  Manager")  and  Robertson,   Stephens  &  Company  Investment
Management, L.P. (the "Sub-Adviser").

                               W I T N E S S E T H

WHEREAS, American Skandia Advisor Funds, Inc. (the "Company") is a Maryland corporation organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Directors of the Company (the "Directors") have engaged the Investment Manager to act as investment manager for the ASAF Robertson Stephens Value + Growth Fund (the "Fund"), one series of the Company, under the terms of a management agreement, dated January 2, 1998, with the Company (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Directors have approved the engagement of the Sub-Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1. Investment Services. The Sub-Adviser will formulate and implement a continuous investment program for the Fund conforming to the investment objective, investment policies and restrictions of the Fund as set forth in the Prospectus and Statement of Additional Information of the Company as in effect from time to time (together, the "Registration Statement"), the Articles of Incorporation and By-laws of the Company, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Company and the Directors at reasonable times and upon reasonable notice concerning the business of the Company, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Fund's assets.

         Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Directors, the Sub-Adviser in its discretion will determine which securities will be purchased, held, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Fund will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Fund. No assets may be withdrawn from the Fund other than for settlement of transactions on behalf of the Fund except upon the written authorization of appropriate officers of the Company who shall have been certified as such by proper authorities of the Company prior to the withdrawal.

         The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Fund or the Fund's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Fund and surrendered promptly upon request.

         In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Fund to conform to the requirements of: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapter M of the Internal Revenue Code and the regulations promulgated thereunder; (iii) other applicable provisions of state or federal law; (iv) the Articles of Incorporation and By-laws of the Company; (v) policies and determinations of the Company and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Fund, as set out in the Registration Statement of the Company in effect, or as such investment policies and restrictions from time to time may be amended by the Fund's shareholders or the Directors and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and (viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Fund.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Fund or to series or portfolios of the Company for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Fund or such other series or portfolios. In the event that the Investment Manager engages another sub-adviser to provide investment advice and/or other services to the Fund, the Investment Manager agrees to provide the Sub-Adviser with written notice of such engagement.

         The Sub-Adviser  shall be responsible for the preparation and filing of
Schedule 13-G and Form 13-F reflecting the Fund's securities holdings. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required of the Fund by any governmental or regulatory agency, except as expressly agreed to in writing.

2. Investment Advisory Facilities. The Sub-Adviser, at its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3. Execution of Fund Transactions. In connection with the investment and reinvestment of the assets of the Fund, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Fund in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Directors may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Fund investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

         Consistent   with  this   policy,   the   Sub-Adviser,   in   selecting
broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Subject to such policies and procedures as the Directors may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of the Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

         Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Fund, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Fund's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4. Reports by the Sub-Adviser. The Sub-Adviser shall furnish the Investment Manager monthly, quarterly and annual reports, in such form as may be mutually agreed to by the parties hereto, concerning transactions and performance of the Fund, including information required in the Registration Statement or information necessary for the Investment Manager to review the Fund or discuss the management of it. The Sub-Adviser shall permit the books and records maintained with respect to the Fund to be inspected and audited by the Company, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Company of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Fund or the Company. The Sub-Adviser shall promptly notify the Investment Manager of any changes in any information regarding the Sub-Adviser or the investment program for the Fund as described in the Registration Statement.

5. Compensation of the Sub-Adviser. The amount of the compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Fund for each month, at the annual rate set forth in Exhibit A to this Agreement.

         In computing the fee to be paid to the Sub-Adviser, the net asset value of the Fund shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

         The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Fund or the Company. Except as otherwise specifically provided herein, the Investment Manager, the Fund and the Company will not be obligated to pay any expenses of the Sub-Adviser.

6. Delivery of Documents to the Sub-Adviser. The Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

     (a) The Articles of Incorporation of the Company, as in effect on the date hereof;

     (b)  The By-laws of the Company, as in effect on the date hereof;

     (c) The resolutions of the Directors approving the engagement of the Sub-Adviser as portfolio manager of the Fund and approving the form of this Agreement;

     (d) The resolutions of the Directors selecting the Investment Manager as investment manager to the Fund and approving the form of the Management Agreement;

     (e)  The Management Agreement;

     (f) The Code of Ethics of the Company and of the Investment Manager, as in effect on the date hereof; and

     (g) A list of companies the securities of which are not to be bought or sold for the Fund.

         The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials become available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7. Delivery of Documents to the Investment Manager. The Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

     (a) The Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission as of the date hereof;

     (b)  The Sub-Adviser's most recent balance sheet;

     (c)  Separate  lists  of  persons  who  the  Sub-Adviser   wishes  to  have
          authorized to give written and/or oral instructions to Custodians of Company assets for the Fund; and

     (d) The Code of Ethics of the Sub-Adviser, as in effect on the date hereof.

         The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Material amendments or supplements to the foregoing, if any, will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8. Confidential Treatment. The parties hereto understand that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Company or such persons the Investment Manager may designate in connection with the Fund. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which may not be bought or sold for the Fund, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Fund.

9. Representations of the Parties. Each party hereto hereby further represents and warrants to the other that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and (ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and (iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

         The Sub-Adviser further represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1(b) of the ICA. The Sub-Adviser shall be subject to such Code of Ethics and shall not be subject to any other Code of Ethics, including the Investment Manager's Code of Ethics, unless specifically adopted by the Sub-Adviser. The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Company's governing documents and other applicable law.

10. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Company, the Fund, the Fund's shareholders or the Investment Manager for any act or omission resulting in any loss suffered by the Company, the Fund, the Fund's shareholders or the Investment Manager in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Company, the Fund or the Investment Manager may have under applicable law.

11. Other Activities of the Sub-Adviser. The Investment Manager agrees that the Sub-Adviser and any of its partners or employees, and persons affiliated with the Sub-Adviser or with any such partner or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Fund. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Fund. The Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among the Sub-Adviser's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Fund any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for the Sub-Adviser or such partner's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Directors or by vote of a majority of the outstanding voting securities of the Fund. Any such renewal shall be approved by the vote of a majority of the Directors who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management Agreement, provided the Sub-Adviser has received prior written notice thereof.

13. Notification. The Sub-Adviser will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Fund (the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Fund or the Company to amend or supplement the Company's prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended (the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request or action by the Investment Manager or is due to other circumstances beyond the Sub-Adviser's control.

         Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:    American Skandia Investment Services, Incorporated
                       One Corporate Drive
                       Shelton, Connecticut  06484
                       Attention:  Thomas M. Mazzaferro
                       President & Chief Operating Officer

Sub-Adviser:           Robertson, Stephens & Company Investment Management, L.P.
                       555 California Street, Suite 2600
                       San Francisco, California  94104
                       Attention:  Dana K. Welch

Company:               American Skandia Advisor Funds, Inc.
                       One Corporate Drive
                       Shelton, Connecticut 06484
                       Attention: Eric C. Freed, Esq.

14. Indemnification. The Sub-Adviser agrees to indemnify and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Fund, the Company or any affiliated person of the Investment Manager, the Fund or the Company or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Fund (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs (including reasonable attorneys fees) incurred by the Sub-Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15. Conflict of Laws. The provisions of this Agreement shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control. The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16. Amendments, Waivers, etc. Provisions of this Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17. Governing State Law. This Agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

18. Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is January 2, 1998.

FOR THE INVESTMENT MANAGER:                 FOR THE SUB-ADVISER:



__________________________________         ___________________________________
Thomas M. Mazzaferro
President & Chief Financial Officer


Date:    ____________________________      Date:  ____________________________


Attest:  ____________________________      Attest: ____________________________

                      American Skandia Advisor Funds, Inc.
                   ASAF Robertson Stephens Value + Growth Fund
                             Sub-Advisory Agreement

                                    EXHIBIT A




         An annual rate of .60% of the portion of the average daily net assets of the Fund less than $200 million; when the average daily net assets of the Fund equal or exceed $200 million, an annual rate of .50% of the entire average daily net assets of the Fund.

Exhibit A-2

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
                             SUB-ADVISORY AGREEMENT


     THIS   AGREEMENT  is  between   American   Skandia   Investment   Services,
Incorporated  (the  "Investment  Manager")  and   OppenheimerFunds,   Inc.  (the
"Sub-Adviser").

                               W I T N E S S E T H

WHEREAS, American Skandia Advisor Funds, Inc. (the "Company") is a Maryland corporation organized with one or more series of shares and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "ICA"); and

WHEREAS, the Investment Manager and the Sub-Adviser each is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Board of Directors of the Company (the "Directors") have engaged the Investment Manager to act as investment manager for the ASAF Oppenheimer Large-Cap Growth Fund (the "Fund"), one series of the Company, under the terms of a management agreement, dated March 1, 1999, with the Company (the "Management Agreement"); and

WHEREAS, the Investment Manager, acting pursuant to the Management Agreement, wishes to engage the Sub-Adviser, and the Directors have approved the engagement of the Sub-Adviser, to provide investment advice and other investment services set forth below.

NOW, THEREFORE, the Investment Manager and the Sub-Adviser agree as follows:

1. Investment Services. The Sub-Adviser will formulate and implement a continuous investment program for the Fund conforming to the investment objective, investment policies and restrictions of the Fund as set forth in the Prospectus and Statement of Additional Information of the Company as in effect from time to time (together, the "Registration Statement"), the Articles of Incorporation and By-laws of the Company, and any investment guidelines or other instructions received by the Sub-Adviser in writing from the Investment Manager from time to time. Any amendments to the foregoing documents will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The appropriate officers and employees of the Sub-Adviser will be available to consult with the Investment Manager, the Company and the Directors at reasonable times and upon reasonable notice concerning the business of the Company, including valuations of securities which are not registered for public sale, not traded on any securities market or otherwise may be deemed illiquid for purposes of the ICA; provided it is understood that the Sub-Adviser is not responsible for daily pricing of the Fund's assets.

         Subject to the supervision and control of the Investment Manager, which in turn is subject to the supervision and control of the Directors, the Sub-Adviser in its discretion will determine which securities will be purchased, held, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio from time to time and, subject to the provisions of paragraph 3 of this Agreement, will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Fund will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Adviser designated by the Sub-Adviser to settle transactions in respect of the Fund. No assets may be withdrawn from the Fund other than for settlement of transactions on behalf of the Fund except upon the written authorization of appropriate officers of the Company who shall have been certified as such by proper authorities of the Company prior to the withdrawal.

         The Sub-Adviser will not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund except as specifically provided herein, as required by the ICA or the Advisers Act or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Fund or the Fund's shareholders the information required to be provided by the Sub-Adviser hereunder. Any records maintained hereunder shall be the property of the Fund and surrendered promptly upon request.

         In furnishing the services under this Agreement, the Sub-Adviser will comply with and use its best efforts to enable the Fund to conform to the requirements of the following as provided (except in the case of clauses (i),
(ii) or (iii)) to the Sub-Adviser: (i) the ICA and the regulations promulgated thereunder; (ii) Subchapter M of the Internal Revenue Code and the regulations promulgated thereunder; (iii) other applicable provisions of state or federal law; (iv) the Articles of Incorporation and By-laws of the Company; (v) policies and determinations of the Company and the Investment Manager provided to the Sub-Adviser in writing; (vi) the fundamental and non-fundamental investment policies and restrictions applicable to the Fund, as set out in the Registration Statement of the Company in effect, or as such investment policies and restrictions from time to time may be amended by the Fund's shareholders or the Directors and communicated to the Sub-Adviser in writing; (vii) the Registration Statement; and (viii) investment guidelines or other instructions received in writing from the Investment Manager. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Investment Manager or its authorized agents is required to enable the Sub-Adviser to monitor compliance with such limitations or restrictions unless such information is provided to the Sub-adviser in writing. The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Fund.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisers to provide investment advice and other services to the Fund or to series or portfolios of the Company for which the Sub-Adviser does not provide such services, or to prevent the Investment Manager from providing such services itself in relation to the Fund or such other series or portfolios. In the event that the Investment Manager engages another sub-adviser to provide investment advice and/or other services to the Fund, the Investment Manager agrees to provide the Sub-Adviser with written notice of such engagement.

         The Investment Manager shall provide the Sub-Adviser, or shall cause the Fund's Custodian or Administrator to provide to the Sub-Adviser, on each business day as of a time deadline to be mutually agreed upon, a report or a computer download in a mutually acceptable software program and format, detailing the Fund's portfolio holdings, uninvested cash, current valuations and other information reasonably requested by the Sub-Adviser to assist it in carrying out its duties under this Agreement, as of the close of the prior business day. In performing its obligations under this Agreement, the Sub-Adviser may rely upon the accuracy and completeness of information provided to it by or on behalf of the Investment Manager or the Fund's Custodian or Administrator if the Sub-Adviser cannot readily verify such information from records that it can reasonably keep as Sub-adviser.

         The Sub-Adviser  shall be responsible for the preparation and filing of
Schedule 13G and Form 13-F reflecting the Fund's securities holdings. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required of the Fund by any governmental or regulatory agency, except as expressly agreed to in writing.

2. Investment Advisory Facilities. The Sub-Adviser, at its expense, will furnish all necessary investment facilities, including salaries of personnel, required for it to execute its duties hereunder.

3. Execution of Fund Transactions. In connection with the investment and reinvestment of the assets of the Fund, the Sub-Adviser is responsible for the selection of broker-dealers to execute purchase and sale transactions for the Fund in conformity with the policy regarding brokerage as set forth in the Registration Statement, or as the Directors may determine from time to time, as well as the negotiation of brokerage commission rates with such executing broker-dealers. Generally, the Sub-Adviser's primary consideration in placing Fund investment transactions with broker-dealers for execution will be to obtain, and maintain the availability of, best execution at the best available price.

         Consistent   with  this   policy,   the   Sub-Adviser,   in   selecting
broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Subject to such policies and procedures as the Directors may determine, the Sub-Adviser shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the overall responsibilities of the Sub-Adviser and its affiliates with respect to the Fund and other accounts as to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). In reaching such determination, the Sub-Adviser will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker. Allocation of orders placed by the Sub-Adviser on behalf of the Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Investment Manager regularly as requested by the Investment Manager, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

         Subject to the foregoing provisions of this paragraph 3, the Sub-Adviser may also consider sales of shares of the Fund and of other funds managed by the Sub-Adviser or its affiliates, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of broker-dealers to effect the Fund's investment transactions. Notwithstanding the above, nothing shall require the Sub-Adviser to use a broker-dealer which provides research services or to use a particular broker-dealer which the Investment Manager has recommended.

4. Reports by the Sub-Adviser. The Sub-Adviser shall furnish the Investment Manager monthly, quarterly and annual reports, in such form as may be mutually agreed to by the parties hereto, concerning transactions and performance of the Fund, including information required in the Registration Statement or information necessary for the Investment Manager to review the Fund or discuss the management of it. The Sub-Adviser shall permit the books and records maintained with respect to the Fund to be inspected and audited by the Company, the Investment Manager or their respective agents at all reasonable times during normal business hours upon reasonable notice. The Sub-Adviser shall immediately notify both the Investment Manager and the Company of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Investment Manager, the Fund or the Company. The Sub-Adviser shall promptly notify the Investment Manager of any changes in any information regarding the Sub-Adviser or the investment program for the Fund as described in the Registration Statement.

5. Compensation of the Sub-Adviser. The amount of the compensation to the Sub-Adviser is computed at an annual rate. The fee shall be payable monthly in arrears, based on the average daily net assets of the Fund for each month, at the annual rate set forth in Exhibit A to this Agreement.

         In computing the fee to be paid to the Sub-Adviser, the net asset value of the Fund shall be valued as set forth in the Registration Statement. If this Agreement is terminated, the payment described herein shall be prorated to the date of termination.

         The Investment Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses for the services to be provided to it pursuant to this Agreement and will not be obligated to pay any expenses of the Investment Manager, the Fund or the Company. Except as otherwise specifically provided herein, the Investment Manager, the Fund and the Company will not be obligated to pay any expenses of the Sub-Adviser.

6. Delivery of Documents to the Sub-Adviser. The Investment Manager has furnished the Sub-Adviser with true, correct and complete copies of each of the following documents:

     (a) The Articles of Incorporation of the Company, as in effect on the date hereof;

     (b)  The By-laws of the Company, as in effect on the date hereof;

     (c) The resolutions of the Directors approving the engagement of the Sub-Adviser as portfolio manager of the Fund and approving the form of this Agreement;

     (d) The resolutions of the Directors selecting the Investment Manager as investment manager to the Fund and approving the form of the Management Agreement;

     (e)  The Management Agreement;

     (f) The Code of Ethics of the Company and of the Investment Manager, as in effect on the date hereof;

     (g)  The Company's registration statement; and

     (h) A list of companies the securities of which are not to be bought or sold for the Fund.

         The Investment Manager will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (g) above will be provided reasonably promptly after such materials become available to the Investment Manager. Such amendments or supplements as to item (h) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The Investment Manager will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

7. Delivery of Documents to the Investment Manager. The Sub-Adviser has furnished the Investment Manager with true, correct and complete copies of each of the following documents:

     (a) The Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission as of the date hereof;

     (b)  The Sub-Adviser's most recent audited balance sheet;

     (c)  Separate  lists  of  persons  who  the  Sub-Adviser   wishes  to  have
          authorized to give written and/or oral instructions to Custodians of Company assets for the Fund; and

     (d) The Code of Ethics of the Sub-Adviser, as in effect on the date hereof.

         The Sub-Adviser will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Material amendments or supplements to the foregoing, if any, will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Investment Manager until the Investment Manager's receipt thereof. The Sub-Adviser will provide additional information as the Investment Manager may reasonably request in connection with the Sub-Adviser's performance of its duties under this Agreement.

8. Confidential Treatment. The parties hereto understand that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Company or such persons the Investment Manager may designate in connection with the Fund. The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list that the Investment Manger provides to the Sub-Adviser of securities which may not be bought or sold for the Fund, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Fund.

9. Representations of the Parties. Each party hereto hereby further represents and warrants to the other that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and (ii) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated; and (iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

         The Sub-Adviser further represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1(b) of the ICA. The Sub-Adviser shall be subject to such Code of Ethics, and shall not be subject to any other Code of Ethics, including the Investment Manager's Code of Ethics, unless specifically adopted by the Sub-Adviser. The Investment Manager further represents and warrants to the Sub-Adviser that (i) the appointment of the Sub-Adviser by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Company's governing documents and other applicable law.

10. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, the Sub-Adviser shall not be liable to the Company, the Fund, the Fund's shareholders or the Investment Manager for any act or omission in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Company, the Fund or the Investment Manager may have under applicable law.

11. Other Activities of the Sub-Adviser. The Investment Manager agrees that the Sub-Adviser and any of its officers or employees, and persons affiliated with the Sub-Adviser or with any such officer or employee, may render investment management or advisory services to other investors and institutions, and that such investors and institutions may own, purchase or sell, securities or other interests in property that are the same as, similar to, or different from those which are selected for purchase, holding or sale for the Fund. The Investment Manager further acknowledges that the Sub-Adviser shall be in all respects free to take action with respect to investments in securities or other interests in property that are the same as, similar to, or different from those selected for purchase, holding or sale for the Fund. The Investment Manager understands that the Sub-Adviser shall not favor or disfavor any of the Sub-Adviser's clients or class of clients in the allocation of investment opportunities, so that to the extent practicable, such opportunities will be allocated among the Sub-Advisor's clients over a period of time on a fair and equitable basis. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation (i) to purchase or sell, or recommend for purchase or sale, for the Fund any security which the Sub-Adviser, its officers, affiliates or employees may purchase or sell for the Sub-Adviser or such officer's, affiliate's or employee's own accounts or for the account of any other client of the Sub-Adviser, advisory or otherwise, or (ii) to abstain from the purchase or sale of any security for the Sub-Adviser's other clients, advisory or otherwise, which the Investment Manager has placed on the list provided pursuant to paragraph 6(g) of this Agreement.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Directors or by vote of a majority of the outstanding voting securities of the Fund. Any such renewal shall be approved by the vote of a majority of the Directors who are not interested persons under the ICA, pursuant to its requirements. This Agreement may be terminated without penalty at any time by the Investment Manager or the Sub-Adviser upon 60 days written notice, and will automatically terminate in the event of (i) its "assignment" by either party to this Agreement, as such term is defined in the ICA, subject to such exemptions as may be granted by the Securities and Exchange Commission by rule, regulation or order, or (ii) upon termination of the Management Agreement, provided the Sub-Adviser has received prior written notice thereof.

13. Notification. The Sub-Adviser will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Adviser with responsibility for making investment decisions in relation to the Fund (the "Portfolio Manager(s)") or who have been authorized to give instructions to the Custodian. The Sub-adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Investment Manager, the Fund or the Company to amend or supplement the Company's prospectus to reflect a change in Portfolio Manager(s) or otherwise to comply with the ICA, the Securities Act of 1933, as amended (the "1933 Act") or any other applicable statute, law, rule or regulation, as a result of such change; provided, however, that the Sub-Adviser shall not be responsible for such costs and expenses where the change in Portfolio Manager(s) reflects the termination of employment of the Portfolio Manager(s) with the Sub-Adviser and its affiliates or is the result of a request or action by the Investment Manager or is due to other circumstances beyond the Sub-Adviser's control..

         Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different recipient and/or address for such party.

Investment Manager:        American Skandia Investment Services, Incorporated
                           One Corporate Drive
                           Shelton, Connecticut  06484
                           Attention:  John Birch
                           Senior Vice President & Chief Operating Officer

Sub-Adviser:               OppenheimerFunds, Inc.
                           Two World Trade Center, 34th Floor
                           New York, New York 10048-0203
                           Attention: Andrew J. Donahue
                           Executive Vice President & General Counsel

Company:          American Skandia Advisor Funds, Inc.
                           One Corporate Drive
                           Shelton, Connecticut 06484
                           Attention: Eric C. Freed, Esq.

14. Indemnification. The Sub-Adviser agrees to indemnify and hold harmless the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of the Investment Manager and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Manager or such affiliated person or controlling person of the Investment Manager may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Fund, the Company or any affiliated person of the Investment Manager, the Fund or the Company or upon verbal information confirmed by the Sub-Adviser in writing, or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the ICA; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Investment Manager or any affiliated person or controlling person of the Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. The Sub-Advisor shall not be liable to the Investment Manager or the Fund for any losses that may be sustained as a result of (1) instructions provided by the Sub-Advisor to the Investment Manager or the Fund's Custodian or Administrator if the recipient had reason to believe that such instruction was not genuine or authorized, or (2) delays in or the inaccuracy of information that the Sub-Advisor cannot reasonably verify as provided in paragraph 1 of this Agreement.

         The Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Fund (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs (including reasonable attorneys fees) incurred by the Sub-Adviser as a result of any litigation brought by the Investment Manager alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15. Conflict of Laws. The provisions of this Agreement shall be subject to all applicable statutes, laws, rules and regulations, including, without limitation, the applicable provisions of the ICA and rules and regulations promulgated thereunder. To the extent that any provision contained herein conflicts with any such applicable provision of law or regulation, the latter shall control. The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the ICA. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall continue in full force and effect and shall not be affected by such invalidity.

16. Amendments, Waivers, etc. Provisions of this Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including Exhibit A hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the ICA and rules and regulations promulgated and orders granted thereunder.

17. Governing State Law. This Agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut, except to the extent governed by the federal securities laws.

18. Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is March 1, 1999.

FOR THE INVESTMENT MANAGER:               FOR THE SUB-ADVISER:



-----------------------------------       -----------------------------------
John Birch
Senior Vice President & Chief Financial Officer


Date:    ____________________________     Date:    ____________________________


Attest:  ____________________________     Attest:  ____________________________

                      American Skandia Advisor Funds, Inc.
                     ASAF Oppenheimer Large-Cap Growth Fund
                             Sub-Advisory Agreement

                                    EXHIBIT A



An annual rate of .35% of the portion of the average daily net assets of the Fund less than $500 million; plus .30% of the portion over $500 million but not in excess of $1 billion; plus .25% of the portion in excess of $1 billion.

                      AMERICAN SKANDIA ADVISOR FUNDS, INC,

                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF THE
                     ASAF OPPENHEIMER LARGE-CAP GROWTH FUND
           (FORMERLY THE ASAF ROBERTSON STEPHENS VALUE + GROWTH FUND)
                         TO BE HELD ON FEBRUARY 25, 1999

     The undersigned hereby appoints Lucinda Cicarello and Andrea Hinks each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Fund of American Skandia Advisor Funds, Inc. (or "Company") that the undersigned is entitled to vote at a Special Meeting of the Shareholders of the ASAF Oppenheimer Large-Cap Growth Fund to be held at 10:30 a.m., Eastern Time, on February 25, 1999 at the offices of the Company at One Corporate Drive, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked on the reverse side. If any other matters are properly presented to the meeting for action, it is intended that the proxies will vote in accordance with their judgment.

  PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the Company. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."

ACCOUNT NO:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   []
                                                                                                KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               DETACH AND RETURN THIS PORTION ONLY
                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
-----------------------------------------------------------------------------------------------------------------------------------



AMERICAN SKANDIA ADVISOR FUNDS, INC. - ASAF OPPENHEIMER LARGE-CAP GROWTH FUND

                                Vote on Proposal
                                                                                                          For   Against   Abstain

THE  BOARD  OF   DIRECTORS   OF  THE  COMPANY             I.       TO APPROVE A NEW SUB-ADVISORY
RECOMMENDS    VOTING   FOR   THE    FOLLOWING             AGREEMENT BETWEEN AMERICAN SKANDIA               []     []      []
PROPOSALS:                                                INVESTMENT SERVICES, INCORPORATED AND
                                                          OPPENHEIMERFUNDS,  INC.  REGARDING THE INVESTMENT
THE  SHARES  REPRESENTED  HEREBY  WILL BE VOTED           ADVICE TO THE ASAF  OPPENHEIMER
AS INDICATED OR FOR THE PROPOSALS IF NO                   LARGE-CAP GROWTH FUND.
CHOICE IS INDICATED.

THIS  PROXY IS BEING  SOLICITED  ON BEHALF OF
THE BOARD OF DIRECTORS OF THE COMPANY.

Please be sure to sign and date this Proxy

______________________________________     Date:___________   __________________________________________         Date:
Signature [PLEASE SIGN WITHIN BOX]                                     Signature [Co-owner]
------------------------------------------------------------------------------------------------------------------------------------
